UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2023

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
The information set forth in Item 2.06 below is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
As previously disclosed in our Current Report on Form 8-K filed on November 18, 2022, Movella Inc. (“Legacy Movella”) entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”), by and among Legacy Movella, the guarantors party thereto, FP Credit Partners II AIV, L.P. and FP Credit Partners Phoenix II AIV, L.P. (the “Purchasers”) and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. On February 10, 2023, Movella Holdings Inc. (the “Company”) received net proceeds from a private placement with FP Credit Partners II, L.P. and FP Credit Partners Phoenix II, L.P., and Legacy Movella was deemed to have issued to the Purchasers, and the Purchasers were deemed to have purchased, a five-year $75.0 million venture-linked secured note (the “VLN Facility”) under the Note Purchase Agreement.

As previously disclosed in our Current Report on Form 8-K filed November 14, 2023, on November 10, 2023, management of the Company concluded that the Company’s previously issued unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, and June 30, 2023 should no longer be relied upon and should be restated. As a result, the Company has been unable to complete its preparation and review of the Form 10-Q for the quarterly period ended September 30, 2023, in time to file such Form 10-Q within the prescribed time period under the SEC rules. Unless waived by the Purchasers, each of the foregoing events would constitute a breach of the VLN Facility that would result in a 3.00% per annum increase above the 9.25% per annum interest rate otherwise payable under the Note Purchase Agreement that could be required to be paid in cash.

The Company expects to obtain a waiver from the Purchasers with respect to these matters, however, there can be no assurance that a waiver will be obtained.

Item 2.06	Material Impairments.
On November 10, 2023, the Company determined that it expects to record a non-cash impairment of its goodwill and long-lived assets of approximately $35 million to $38 million in its third quarter financial statements ended September 30, 2023. The non-cash accounting charge is not expected to impact the Company's cash flows from current or future operations. The impairment of goodwill and long-lived assets is substantially driven by the sustained decrease in the Company’s publicly quoted share price and market capitalization, adverse impacts from macroeconomic conditions such as inflationary pressures , the war in Ukraine, the Hollywood labor strikes, and unfavorable changes in demand. The foregoing is not expected to have any impact on future cash expenditures.

Due to the foregoing, the Company currently anticipates that in June 2024 it will not expect to meet the minimum EBITDA covenant in the VLN Facility, which requires the Company and its subsidiaries to achieve positive EBITDA on a consolidated basis for the most recently ended four-quarter period, commencing with the last day of the fiscal quarter ending June 30, 2024, and as of the last day of each fiscal quarter thereafter. Due to the foregoing as well as our history of losses from operations, negative cash flows from operations, and a significant accumulated deficit, our management has concluded that there is substantial doubt about our ability to continue as a going concern.

Item 8.01.	Other Events.

On November 14, 2023, the Company issued a press release announcing that it was unable to file its Quarterly Report on Form 10-Q for the three months ended September 30, 2023, within the prescribed filing deadline. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

The disclosure contained in this current report contains "forward-looking statements" within the meaning of federal securities laws. The words "accelerate," "anticipate," "believe," "continue," "could," "enable," "estimate," "expect," "extend," "fuel," "future," "growth," "intend," "may," "might," "opportunity," "outlook," "plan," "position," "possible," "potential," "predict," "progress," "project," "realize," "see," "seem," "should," "will," "would," and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to the Company’s expectations regarding obtaining a waiver in connection with the VLN Facility, and the Company’s expectations regarding the non-cash impairment of its goodwill and long-lived assets, including the estimated amounts and anticipated timing and impact thereof (including with respect our anticipated non-compliance with the minimum EBITDA covenant in the VLN Facility in June 2024 and the potential consequences thereof). These statements are based on the current expectations of the Company’s management and are not predictions of actual performance and as such, are provided for illustrative purposes only. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that additional accounting items may become known, as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2022, and Form 8-K/A filed March 31, 2023, and in those documents that the Company will file with the SEC in the future. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this current report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press release dated November 14, 2023, related to late filing.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

November 14, 2023

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer
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